Discontinued Operations - Non-cash Items and Investing Activities (Details) - Park and HGV spin-offs [Member] - Discontinued operations, disposed of by means other than sale, spinoff [member] - USD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Depreciation and amortization	$ 322	$ 307	$ 265
Gain on sales of assets, net	(1)	(143)	0
Capital expenditures for property and equipment	(255)	(243)	(184)
Acquisitions, net of cash acquired	0	(1,402)	0
Proceeds from asset dispositions	$ 0	$ 1,866	$ 31